Thrivent Mutual Funds

Supplement to

Statement of Additional Information (“SAI”),

dated February 28, 2012, with respect to

Thrivent Partner Worldwide Allocation Fund

Page 58 of the SAI, paragraph entitled Thrivent Partner Worldwide Allocation Fund, is deleted in its entirety and replaced with the following, as a result of a March 1, 2012 reorganization of Aberdeen Asset Management Investment Services Limited:

Thrivent Partner Worldwide Allocation Fund

Investment decisions for Thrivent Partner Worldwide Allocation Fund are made by Mercator Asset Management LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”), Victory Capital Management Inc. (“Victory”) and Goldman Sachs Asset Management, L.P. (“GSAM”). Mercator is located at 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, and was founded in 1984. Mercator manages international equity funds for institutional clients, including corporate and public retirement plans, endowments, and foundations. As of December 31, 2011, Mercator managed approximately $5.5 billion in assets including separate accounts, commingled funds and a mutual fund. Principal is located at 801 Grand Avenue, Des Moines, Iowa 50392. Principal is a direct wholly owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $242.2 billion in assets under management as of December 31, 2011. Aberdeen is located at 10 Queen’s Terrace, Aberdeen, United Kingdom AB10 1YG and is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $270,252.06 million in assets as of December 31, 2011 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. Victory is located at 127 Public Square, Cleveland, OH 44114 and, through predecessor firms, was organized in 1894. Victory began managing tax-exempt assets in 1912 and, as of December 31, 2011 Victory managed approximately $26.5 billion in assets. GSAM is located at 200 West Street, New York, New York 10282-2198. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2011, GSAM, including its investment advisory affiliates, had assets under management of approximately $705,840.3 million.

The date of this Supplement is April 23, 2012.

Please include this Supplement with your SAI.